UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2006

NTL Incorporated

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	52-3778427 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events.

Item 9.01	Financial Statements and Exhibits.

SIGNATURES

Exhibit 99.1

Senior Facilities Agreement dated 3 March 2006 as amended and restated on 22 May 2006 and 10 July 2006 between, among others, the Company, certain of its subsidiaries (as Borrowers and/or Guarantors) and Deutsche Bank AG, London Branch, J.P. Morgan Plc, The Royal Bank of Scotland Plc and Goldman Sachs International (as Bookrunners and Mandated Lead Arrangers) (excluding schedules).

Exhibit 99.2

Group Intercreditor Deed dated 3 March 2006 as amended and restated on 13 June 2006 and 10 July 2006 between, among others, Deutsche Bank AG, London Branch as Facility Agent and Security Trustee and the Senior Lenders, the Intergroup Debtors and the Intergroup Creditors named therein (excluding schedules).

Item 8.01          Other Events.

On July 10, 2006, NTL Incorporated (the “Company”) executed an amendment agreement to its senior facilities agreement dated March 3, 2006 between, among others, the Company, certain of its subsidiaries (as Borrowers and/or Guarantors) and Deutsche Bank AG, London Branch, J.P. Morgan Plc, The Royal Bank of Scotland Plc and Goldman Sachs International (as Bookrunners and Mandated Lead Arrangers) the terms of which are described in the Company’s Form 8-K filed on July 11, 2006.  A definitive copy of the senior facilities agreement, as amended and restated, is attached as Exhibit 99.1.

Also on July 10, 2006, NTL Investment Holdings Limited (“NTLIH”) executed a Second Deed of Amendment and Restatement in respect of the Group Intercreditor Deed dated March 3, 2006 between, among others, NTLIH, Deutsche Bank AG, London Branch, as Facility Agent and Security Trustee and the Senior Lenders, the Intergroup Debtors and the Intergroup Creditors named therein.  A definitive copy of the Group Intercreditor Deed, as amended and restated, is attached as Exhibit 99.2.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1

Senior Facilities Agreement dated 3 March 2006 as amended and restated on 22 May 2006 and 10 July 2006 between, among others, the Company, certain of its subsidiaries (as Borrowers and/or Guarantors) and Deutsche Bank AG, London Branch, J.P. Morgan Plc, The Royal Bank of Scotland Plc and Goldman Sachs International (as Bookrunners and Mandated Lead Arrangers) (excluding schedules).

99.2

Group Intercreditor Deed dated 3 March 2006 as amended and restated on 13 June 2006 and 10 July 2006 between, among others, Deutsche Bank AG, London Branch as Facility Agent and Security Trustee and the Senior Lenders, the Intergroup Debtors and the Intergroup Creditors named therein (excluding schedules).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2006	NTL INCORPORATED

	By:	/s/ Bryan Hall
Bryan Hall
Secretary

EXHIBIT INDEX

Exhibit	Description

99.1

Senior Facilities Agreement dated 3 March 2006 as amended and restated on 22 May 2006 and 10 July 2006 between, among others, the Company, certain of its subsidiaries (as Borrowers and/or Guarantors) and Deutsche Bank AG, London Branch, J.P. Morgan Plc, The Royal Bank of Scotland Plc and Goldman Sachs International (as Bookrunners and Mandated Lead Arrangers) (excluding schedules).

99.2

Group Intercreditor Deed dated 3 March 2006 as amended and restated on 13 June 2006 and 10 July 2006 between, among others, Deutsche Bank AG, London Branch as Facility Agent and Security Trustee and the Senior Lenders, the Intergroup Debtors and the Intergroup Creditors named therein (excluding schedules).